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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):  February 19, 2001

                           MAGNA ENTERTAINMENT CORP.
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            (Exact Name of Registrant as Specified in its Charter)


                        Delaware, United States of America
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                (State or Other Jurisdiction of Incorporation)


         000-30578                                          98-0208374
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     (Commission File Number)              (I.R.S. Employer Identification No.)


            337 Magna Drive, Aurora, Ontario, Canada      L4G 7K1
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          (Address of Principal Executive Offices)       (Zip Code)


                                (905) 726-2462
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             (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if changed since Last Report)



ITEM 5.        OTHER EVENTS

On February 19, 2001, the Registrant issued a press release in which it announced its financial results for the fourth quarter and fiscal year ended December 31, 2000. The full text of the press release issued by the Registrant is attached as Exhibit 99.1.
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                                      -2-

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

Exhibits


Exhibit 99.1  Copy of the Registrant's press release dated February 19, 2001



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MAGNA ENTERTAINMENT CORP.
                                         (Registrant)


                                           /s/ Gary M. Cohn
Date: February 19, 2001             by: ------------------------------------
                                           Gary M. Cohn, Secretary